Exhibit 99.1

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

On July 1, 2014, International Paper Company ("International Paper" or the "Company") completed the previously announced spinoff (the "Spinoff") of its distribution solutions business, xpdex. Immediately following the Spinoff of the xpedx business to International Paper shareholders, UWW Holdings, Inc., the parent company of Unisource Worldwide, Inc., merged with and into the xpedx business to form a new, publicly-traded company, Veritiv Corporation ("Veritiv"), listed on the New York Stock Exchange. After the Spinoff and merger, Veritiv owns and operates the combined distribution solutions businesses of xpedx and Unisource.

The historical financial information for International Paper set forth below has been derived from the historical audited consolidated financial statements of International Paper included in the Annual Reports on Form 10-K for the years ended December 31, 2013, 2012 and 2011 and the unaudited consolidated financial statements included in the Quarterly Report on Form10-Q for the quarter ended March 31, 2014. The unaudited pro forma condensed consolidated balance sheet as of March 31, 2014 was prepared as if the Spinoff occurred on that date and the adjustments give effect to events that are directly attributable to the transaction. The unaudited pro forma condensed consolidated statements of operations were prepared as if the Spinoff occurred on January 1, 2011.

The pro forma statements do not purport to represent what the results of operations or financial position of International Paper would have been had the transaction occurred on the dates noted above, or to project the results of operations or the financial position of International Paper for any future periods. In the opinion of management, all adjustments necessary to present fairly the unaudited pro forma condensed consolidated financial information have been made. Beginning in the third quarter of 2014, historical financial results for xpedx for periods prior to the Spinoff will be reflected in International Paper's consolidated financial statements as discontinued operations.

The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical financial statements of the Company included in its 2013, 2012 and 2011 Annual Reports on Form 10-K and its Quarterly Report on Form 10-Q for the three months ended March 31, 2014.

The As Reported column in the unaudited pro forma condensed consolidated balance sheet and in the unaudited pro forma condensed consolidated statements of operations reflects International Paper's historical financial statements for the periods presented and does not reflect any adjustments related to the Spinoff and related events.

The information in the Disposition of xpedx column in the unaudited pro forma condensed consolidated statements of operations was derived from International Paper's accounting records and was adjusted to exclude certain previously allocated corporate overhead costs. The Disposition of xpedx column also includes the goodwill impairment charge associated with the xpedx reporting unit that was previously included in the Company's historical financial results for the year ended December 31, 2013. The information in the Disposition of xpedx column in the unaudited pro forma condensed consolidated balance sheet was derived from International Paper's accounting records and represents the net assets of xpedx contributed in the Spinoff as defined in the Contribution and Distribution Agreement.

The Pro Forma Adjustments column in the unaudited pro forma condensed consolidated financial statements reflects additional pro forma adjustments which are further described in the accompanying notes.

INTERNATIONAL PAPER COMPANY
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
BALANCE SHEET
(In millions)

	As of March 31, 2014
	As Reported	Disposition of xpedx	Pro Forma Adjustments		Pro Forma
ASSETS
Current assets
Cash and temporary investments	$1,341	$—	$400	(a)	$1,741
Accounts and notes receivable, net	3,933	(644)	30	(a)	3,319
Inventories	2,809	(316)	—		2,493
Other current assets	650	(32)	—		618
Plants, properties and equipment, net	13,194	(77)	—		13,117
Forestlands	578	—	—		578
Investments	659	—	—		659
Financial assets of special purpose entities	2,132	—	—		2,132
Goodwill	3,996	—	—		3,996
Deferred charges and other assets	1,403	(36)	—		1,367
TOTAL ASSETS	$30,695	$(1,105)	$430		$30,020
LIABILITIES AND EQUITY
Current liabilities
Notes payable and current maturities of long-term debt	$561	$—	$—		$561
Accounts payable	2,954	(331)	5	(a)	2,628
Accrued payroll and benefits	411	(45)	—		366
Other accrued liabilities	1,102	(34)	—		1,068
Long-term debt	8,867	—	—		8,867
Nonrecourse financial liabilities of special purpose entities	2,045	—	—		2,045
Deferred income taxes	3,540	(17)	—		3,523
Pension benefit obligation	2,319	—	—		2,319
Postretirement and postemployment benefit obligation	408	—	—		408
Other liabilities	574	(13)	—		561
TOTAL LIABILITIES	22,781	(440)	5		22,346
Redeemable Noncontrolling Interest	168	—	—		168
TOTAL EQUITY	7,746	(665)	425		7,506
TOTAL LIABILITIES AND EQUITY	$30,695	$(1,105)	$430		$30,020

See accompanying notes.

INTERNATIONAL PAPER COMPANY
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
STATEMENT OF OPERATIONS
(In millions, except per share data)

	Three Months Ended March 31, 2014
	As Reported (a)	Disposition of xpedx (b)	Pro Forma Adjustments		Pro Forma
NET SALES	$7,014	$1,290	$142	(a)	$5,866
COST AND EXPENSES
Cost of products sold	5,175	1,153	142	(a)	4,164
Selling and administrative expenses	528	88	—		440
Depreciation, amortization and cost of timber harvested	352	5	—		347
Distribution expenses	400	35	—		365
Taxes other than payroll and income taxes	47	1	—		46
Restructuring and other charges	517	2	(16)	(b)	499
Interest expense, net	142	—	—		142
EARNINGS (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND EQUITY EARNINGS	(147)	6	16		(137)
Income tax provision (benefit)	(83)	2	6		(79)
Equity earnings (losses), net of taxes	(33)	—	—		(33)
NET EARNINGS (LOSS) FROM CONTINUING OPERATIONS	(97)	4	10		(91)
Less: Net earnings (loss) attributable to noncontrolling interests	(4)	—	—		(4)
NET EARNINGS (LOSS) FROM CONTINUING OPERATIONS ATTRIBUTABLE TO INTERNATIONAL PAPER COMPANY	$(93)	$4	$10		$(87)
BASIC EARNINGS (LOSS) PER SHARE ATTRIBUTABLE TO INTERNATIONAL PAPER COMPANY COMMON SHAREHOLDERS
Earnings (loss) from continuing operations	$(0.21)				$(0.20)
Average common shares outstanding	435.6				435.6
DILUTED EARNINGS (LOSS) PER SHARE ATTRIBUTABLE TO INTERNATIONAL PAPER COMPANY COMMON SHAREHOLDERS
Earnings (loss) from continuing operations	$(0.21)				$(0.20)
Average common shares outstanding - assuming dilution	435.6				435.6

See accompanying notes.

INTERNATIONAL PAPER COMPANY
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
STATEMENT OF OPERATIONS
(In millions, except per share data)

	Year Ended December 31, 2013
	As Reported	Disposition of xpedx		Pro Forma Adjustments		Pro Forma
NET SALES	$29,080	$5,597		$604	(a)	$24,087
COST AND EXPENSES
Cost of products sold	21,223	5,026		604	(a)	16,801
Selling and administrative expenses	2,205	324		—		1,881
Depreciation, amortization and cost of timber harvested	1,547	16		—		1,531
Distribution expenses	1,732	149		—		1,583
Taxes other than payroll and income taxes	185	7		—		178
Restructuring and other charges	210	32		(23)	(b)	155
Impairment of goodwill and other intangibles	527	400		—		127
Net (gains) losses on sales and impairments of business	3	—		—		3
Net bargain purchase gain on acquisition of business	(13)	—		—		(13)
Interest expense, net	612	—		—		612
EARNINGS (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND EQUITY EARNINGS	849	(357)		23		1,229
Income tax provision (benefit)	(523)	(17)	(c)	9		(497)
Equity earnings (losses), net of taxes	(39)	—		—		(39)
NET EARNINGS (LOSS) FROM CONTINUING OPERATIONS	1,333	(340)		14		1,687
Less: Net earnings (loss) attributable to noncontrolling interests	(17)	—		—		(17)
NET EARNINGS (LOSS) FROM CONTINUING OPERATIONS ATTRIBUTABLE TO INTERNATIONAL PAPER COMPANY	$1,350	$(340)		$14		$1,704
BASIC EARNINGS (LOSS) PER SHARE ATTRIBUTABLE TO INTERNATIONAL PAPER COMPANY COMMON SHAREHOLDERS
Earnings (loss) from continuing operations	$3.05					$3.84
Average common shares outstanding	443.3					443.3
DILUTED EARNINGS (LOSS) PER SHARE ATTRIBUTABLE TO INTERNATIONAL PAPER COMPANY COMMON SHAREHOLDERS
Earnings (loss) from continuing operations	$3.01					$3.80
Average common shares outstanding - assuming dilution	448.1					448.1

See accompanying notes.

INTERNATIONAL PAPER COMPANY
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
STATEMENT OF OPERATIONS
(In millions, except per share data)

	Year Ended December 31, 2012
	As Reported	Disposition of xpedx	Pro Forma Adjustments		Pro Forma
NET SALES	$27,833	$5,981	$639	(a)	$22,491
COST AND EXPENSES
Cost of products sold	20,587	5,376	639	(a)	15,850
Selling and administrative expenses	2,092	342	—		1,750
Depreciation, amortization and cost of timber harvested	1,486	13	—		1,473
Distribution expenses	1,611	141	—		1,470
Taxes other than payroll and income taxes	166	7	—		159
Restructuring and other charges	109	44	—		65
Net (gains) losses on sales and impairments of business	86	—	—		86
Interest expense, net	672	—	—		672
EARNINGS (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND EQUITY EARNINGS	1,024	58	—		966
Income tax provision (benefit)	331	23	—		308
Equity earnings (losses), net of taxes	61	—	—		61
NET EARNINGS (LOSS) FROM CONTINUING OPERATIONS	754	35	—		719
Less: Net earnings attributable to noncontrolling interests	5	—	—		5
NET EARNINGS (LOSS) FROM CONTINUING OPERATIONS ATTRIBUTABLE TO INTERNATIONAL PAPER COMPANY	$749	$35	$—		$714
BASIC EARNINGS (LOSS) PER SHARE ATTRIBUTABLE TO INTERNATIONAL PAPER COMPANY COMMON SHAREHOLDERS
Earnings (loss) from continuing operations	$1.72				$1.64
Average common shares outstanding	435.2				435.2
DILUTED EARNINGS (LOSS) PER SHARE ATTRIBUTABLE TO INTERNATIONAL PAPER COMPANY COMMON SHAREHOLDERS
Earnings (loss) from continuing operations	$1.70				$1.62
Average common shares outstanding - assuming dilution	440.2				440.2

See accompanying notes.

INTERNATIONAL PAPER COMPANY
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
STATEMENT OF OPERATIONS
(In millions, except per share data)

	Year Ended December 31, 2011
	As Reported	Disposition of xpedx	Pro Forma Adjustments		Pro Forma
NET SALES	$26,034	$6,571	$652	(a)	$20,115
COST AND EXPENSES
Cost of products sold	18,960	5,899	652	(a)	13,713
Selling and administrative expenses	1,887	391	—		1,496
Depreciation, amortization and cost of timber harvested	1,332	14	—		1,318
Distribution expenses	1,390	146	—		1,244
Taxes other than payroll and income taxes	146	9	—		137
Restructuring and other charges	102	49	—		53
Net (gains) losses on sales and impairments of business	218	—	—		218
Interest expense, net	541	—	—		541
EARNINGS (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND EQUITY EARNINGS	1,458	63	—		1,395
Income tax provision (benefit)	311	25	—		286
Equity earnings (losses), net of taxes	140	—	—		140
NET EARNINGS (LOSS) FROM CONTINUING OPERATIONS	1,287	38	—		1,249
Less: Net earnings attributable to noncontrolling interests	14	—	—		14
NET EARNINGS (LOSS) FROM CONTINUING OPERATIONS ATTRIBUTABLE TO INTERNATIONAL PAPER COMPANY	$1,273	$38	$—		$1,235
BASIC EARNINGS (LOSS) PER SHARE ATTRIBUTABLE TO INTERNATIONAL PAPER COMPANY COMMON SHAREHOLDERS
Earnings (loss) from continuing operations	$2.95				$2.86
Average common shares outstanding	432.2				432.2
DILUTED EARNINGS (LOSS) PER SHARE ATTRIBUTABLE TO INTERNATIONAL PAPER COMPANY COMMON SHAREHOLDERS
Earnings (loss) from continuing operations	$2.92				$2.83
Average common shares outstanding - assuming dilution	437.0				437.0

See accompanying notes.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

1.	Basis of Presentation

The accompanying unaudited pro forma condensed consolidated financial statements give effect to the pro forma adjustments necessary to reflect the Spinoff as if it occurred on January 1, 2011 in the unaudited pro forma condensed consolidated statements of operations for the years ended 2013, 2012, and 2011 and for the three months ended March 31, 2014, and as of March 31, 2014 in the unaudited pro forma condensed consolidated balance sheet.

2. Pro Forma Adjustments

The following notes relate to the unaudited pro forma condensed balance sheet:

(a) Represents the special payment received by International Paper excluding any possible working capital, net debt, or other adjustments and an estimate of intercompany receivables and intercompany payables that will be settled in cash, as trade accounts receivable and trade accounts payable, pursuant to the terms of the Contribution and Distribution Agreement.

The following notes relate to the unaudited pro forma condensed consolidated statements of operations:

(a) Represents the historical net sales from International Paper to xpedx that were previously eliminated in consolidations.
(b) Reflects the removal of transaction costs and related tax effects incurred during the quarter ended March 31, 2014 and the year ended December 31, 2013, that are directly related to the Spinoff of xpedx from International Paper.
(c) Represents the tax benefit for the loss during the period, excluding the nondeductible portion of the goodwill impairment.